                                                          EXHIBIT (10)(ii)

                               (SOCIETE GENERALE)
                          LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement ("Agreement") is entered into as of May 21, 1996, between RGI HOLDINGS, INC., a Washington corporation ("Lender"), VMIF/Anden Wayside Venture, an Illinois general partnership ("Borrower"), and VMIF/Anden Southbridge Venture, an Illinois general partnership ("Obligor").

                                    Recitals

         A. Borrower entered into a certain Restated Loan Agreement ("Loan Agreement") dated October 14, 1994 with Societe Generale, Southwest Agency ("SoGen"), to document Borrower's obligations to SoGen with respect to a loan in the principal amount of Seven Million United States Dollars (US$7,000,000.00) (the "Loan"). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Loan Agreement.

         B. Pursuant to the Loan Agreement, Borrower executed and delivered an Amended and Restated Promissory Note in favor of SoGen dated October 14, 1994 (the "Note").

         C. As security for repayment of the Loan, Borrower and VMIF/Anden Southbridge Venture, an Illinois general partnership that is affiliated with Borrower ("Southbridge Partnership"), each granted a security interest in certain collateral and executed certain security documents in favor of SoGen (the "Security Documents"). The Loan Agreement, Note, Security Documents, and any and all amendments, restatements, extensions and renewals thereof are collectively referred to herein as the "Loan Documents."

         D. Pursuant to a Loan Purchase Agreement dated as of April 12, 1996 between RGI Realty, Inc. and SoGen, as amended by the Amendment to Loan Purchase Agreement dated May 15, 1996, which Loan Purchase Agreement (as amended) has been assigned by RGI Realty, Inc. to Lender, Lender has acquired all of SoGen's right, title and interest in and to the Loan and the Loan Documents.

         E. Borrower and Obligor have requested that Lender modify the Loan Documents to, among other things, forbear from taking action against Borrower and Obligor for certain periods of time.

         F. Lender is willing to modify the Loan Documents on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth below, Lender, Borrower, and Obligor agree to the following:

         1. Reaffirmation of Obligations Under Loan Documents. Borrower and Obligor reaffirm all of their respective obligations under the Loan Documents. Borrower and Obligor represent and warrant that, to the best of their knowledge and except as previously disclosed to Lender in writing (including, without limitation, all disclosures contained in the Banyan disclosure schedule, as amended, given in connection with the Merger Agreement referred to in Section 4 below), all of the representations and warranties set forth in the Loan Documents continue to be true and accurate as of the date hereof to the same extent as if they were fully set forth herein. Borrower and Obligor acknowledge and confirm that Borrower is justly indebted to Lender under the Loan Documents; that the amounts owed by Borrower to Lender under the Loan Agreement and Note are as set forth on Exhibit A attached hereto; and that the Loan Documents have been duly executed and delivered by Borrower and/or Obligor and constitute the legal, valid and binding obligations of Borrower and/or Obligor, as the case may be, enforceable against them in accordance with their terms, except as the enforceability thereof may be affected by bankruptcy, insolvency, moratorium, fraudulent transfer and other similar laws affecting the rights and remedies of creditors generally.

         2. Default Under Loan Documents. Borrower and Obligor acknowledge that (i) Borrower is in default under the terms of the Loan Documents, (ii) Borrower and Obligor have received written notice of events constituting such default, which events have not been not cured and remain unremedied, (iii) except as otherwise expressly provided in this Agreement, Lender is entitled to make demand on Borrower for payment of all principal, interest and other amounts due under the Loan Documents and to foreclose, replevin or otherwise proceed against the collateral, including, but not limited to, the deeds of trust on the properties known as "Wayside" and "Southbridge", and (iv) neither Borrower nor Obligor has any defenses to payment of the obligations under the Loan Documents and neither Borrower nor Obligor has any claims against Lender as of the date hereof.

         3. Forbearance with Respect to Past Defaults. Subject to the prior fulfillment of the conditions precedent set forth in Section 9 hereof, Lender covenants and agrees that from the date hereof until December 31, 1996, for any and all Events of Default under the Loan Documents prior to the date hereof, and for any event or circumstance which, with the passage of time or the giving of notice or both, would have constituted an Event of Default under the Loan Documents prior to the date hereof:

                 a.       Lender shall not accelerate the Loan; and

                 b. Lender shall not attach, sequester, foreclose, replevin or otherwise initiate any action against Borrower or Obligor or any of their respective assets or properties.

         4. Forbearance with Respect to Certain Future Defaults. Subject to the prior fulfillment of the conditions precedent set forth in Section 9 hereof, Lender covenants and agrees that for non-monetary Events of Defaults under the Loan Documents which occur subsequent to the date hereof and prior to the earlier of (i) the Merger Closing, as defined in the Agreement and Plan of Merger between Lender, RGI U.S. Holdings, Inc., and Banyan Mortgage Investment Fund dated as of April 12, 1996 (the "Merger Agreement"), or (ii) the termination of the Merger Agreement for any reason:

                 a.       Lender shall not accelerate the Loan; and

                 b. Lender shall not attach, sequester, foreclose, replevin or otherwise initiate any action against Borrower or Obligor or any of their respective assets or properties.

         5. Capitalization of a Portion of Accrued Interest. Subject to the prior fulfillment of the conditions precedent set forth in Section 9 hereof, Lender agrees that accrued and unpaid interest under the Note for the period from September 1, 1995 through December 31, 1995 shall be added to the principal balance of the Note as of December 31, 1995 ($6,360,000 + 287,701.66 = $6,647,701.66).

         6. Payments by Borrower to Lender at Closing. Upon signing of this Agreement by all parties hereto and upon consummation of the Initial Closing under the Merger Agreement ("Closing"), Borrower shall make the following payments to Lender, the calculations of which are set forth in Exhibit A:

                 a. Interest. Borrower shall pay to Lender $319,782.15 for accrued and unpaid interest due under the Note and Loan Agreement for the period from January 1, 1996 through April 30, 1996.

                 b. Late Fees. Borrower shall pay to Lender $278,701.20 for late fees due under the Note and Loan Agreement.

                 c. Attorneys Fees. Borrower shall pay to Lender $24,009.25 for attorneys fees due under the Note and Loan Agreement as of December 31, 1995.

         7. Application of Funds Held in Escrow by SoGen. Upon purchase of the SoGen Loan, Lender is receiving a credit in the amount of approximately $250,000 for funds previously held in escrow by SoGen relating to four Lots of the Wayside Property. At Closing, Lender shall apply the amount of this credit to reduce the outstanding principal balance of the Loan and Note (e.g., if the amount of the credit is $250,000, the new principal balance after Closing would be $6,647,701.66 - $250,000 = $6,397,701).

         8. Modification of Loan Terms. Subject to the prior fulfillment of the conditions precedent set forth in Section 9 hereof, Lender, Borrower and Obligor agree that the Loan Documents shall be amended as follows:

                 a. Mandatory Principal Repayments. So long as the Merger Closing occurs on or before December 31, 1996 or such later date as is mutually agreed upon in writing by the parties to the Merger Agreement ("Merger Closing Deadline"), Borrower shall not be obligated to make the mandatory repayments set forth in Article XIV of the Loan Agreement. If the Merger Closing does not occur on or before the Merger Closing Deadline, or if the Merger Agreement is terminated for any reason prior to that date, then within fifteen (15) days thereafter Borrower shall make a principal repayment under the Note in the amount necessary to comply with the provisions of Article XIV (i.e., Borrower shall reduce the outstanding principal balance of the Loan to the maximum amount set forth in Article XIV).

                 b. Interest Payments. From and after May 1, 1996, interest shall accrue on the outstanding principal balance of the Loan at the default rate set forth in the Note, which is six percent (6%) above the prime rate. However, the definition of the "prime rate" shall be changed from "the rate of interest announced publicly by Societe Generale, from time to time, as its prime rate," to "the prime rate of interest as published in The Wall Street Journal by Dow Jones & Company, Inc. from time to time, changing daily as such prime rate changes." Accrued interest shall be due and payable in full no later than fifteen (15) days after the earlier of (i) the Merger Closing, (ii) the termination of the Merger Agreement for any reason, or (iii) the Merger Closing Deadline. From and after the earlier of the dates set forth in the preceding sentence, accrued interest shall be due and payable monthly on the first day of each month as provided in the Note.

                 c. Extension of Maturity Date. Article X of the Loan Agreement is deleted, it being understood that Borrower shall not have any right to extend the Maturity Date of the Note beyond December 31, 1997.

                 d. Late Fee. The late payment premium set forth in the Note shall apply only to overdue interest and not to overdue principal.

                 e. Place for Payment. The place for payment in the first sentence of the Note shall be changed to the address of Lender listed below its signature on this Agreement.

                 f.       Notices. The addresses for notices set forth in
         Section 16.02 of the Loan Agreement shall be changed to the addresses listed below the signature lines of this Agreement.

                 g. Definitions. The definition of "Lender's Counsel" set forth in Section 4.02 of the Loan Agreement shall be changed to "Davis Wright Tremaine."

                 h. Deed of Trust Modification. Obligor and Lender shall enter into an AMENDMENT NO. 1 TO DEED OF TRUST MODIFICATION AND SUBSTITUTION OF TRUSTEE AGREEMENT in the form of Exhibit B.

         9. Conditions Precedent. Lender's obligations under this Agreement are subject to the prior fulfillment of the following conditions precedent:

                 a. This Agreement shall have been duly executed and delivered by Lender, Borrower and Obligor.

                 b. Borrower shall have paid to Lender the sum of $622,492.60, which shall be applied by Lender in the manner described in Section 6 hereof.

                 c. Lender shall have received the AMENDMENT NO. 1 TO DEED OF TRUST MODIFICATION AND SUBSTITUTION OF TRUSTEE AGREEMENT in the form of Exhibit A, duly executed, notarized and delivered by Borrower and Obligor.

                 d. The Initial Closing under the Merger Agreement shall have occurred.

                 e. Lender shall have received certified copies of (i) the corporate and/or partnership resolutions authorizing Borrower and Obligor to enter into and perform this Agreement, (ii) an incumbency certificate for the person signing this Agreement and related documents on behalf of Borrower and Obligor, and (iii) such other statements, certificates, documents, amendments and information with respect to the matters contemplated by this Agreement and the Loan Documents as Lender may reasonably request.

         10. Covenants of Borrower and Obligor. In consideration for Lender's agreement to enter into this Agreement, Borrower and Obligor covenant and agree that:

                 a. Borrower and Obligor shall make commercially reasonable efforts to refinance the Loan as soon as practicable.

                 b. Borrower and Obligor shall comply with the terms and conditions of this Agreement and shall make commercially reasonable efforts to continue to comply with all of their obligations under the Loan Documents, as modified by this Agreement.

                 c. Borrower shall pay all of the costs and expenses reasonably incurred by Lender in connection with the preparation of this Agreement and all documents delivered in connection herewith, including title insurance and the costs and expenses of counsel to Lender.

                 d. Borrower and Obligor shall from time to time at their expense execute such additional documents as are reasonably requested by Lender (and Fokus Bank ASA, to whom Lender is assigning the Note and related security documents as collateral for a loan made by Fokus Bank ASA to Lender) to protect Lender's and Fokus Bank ASA's interest in all collateral, whether now held or hereafter acquired.

         11. Waiver of Defenses. Borrower and Obligor hereby waive and release any and all defenses they may have with respect to any of the Loan Documents or any obligations owing thereunder based on or otherwise relating to any events or circumstances which occurred or existed on or prior to the date hereof, and hereby release and forever discharge Lender, and its officers, directors, fiduciaries, agents and employees, from every claim, demand or cause of action whatsoever, of every kind and nature, whether presently known or unknown, suspected or unsuspected, arising or alleged to have arisen or which shall arise hereafter from any act, omission or condition which occurred or existed on or prior to the Effective Date. Borrower and Obligor expressly waive any right to setoff any claim, if any, against Lender against any sum owed or to be owed by Borrower or Obligor under any Loan Document.

         12.     Representations and Warranties of Borrower and Obligor.

                 a. Borrower and Obligor acknowledge that the concepts embodied in this Agreement have been independently negotiated with Lender by each of Borrower and Obligor, at all times represented by counsel of Borrower's and Obligor's own choosing, and that this Agreement is satisfactory to and in the best interests of Borrower and Obligor, and that Borrower and Obligor have actively requested that Lender enter into this Agreement.

                 b. Borrower and Obligor hereby represent and warrant that the execution, delivery and performance of this Agreement have been duly authorized, and that when executed and delivered by Borrower and Obligor this Agreement shall constitute a valid and binding obligation of Borrower and Obligor, enforceable against them in accordance with its terms, except as the enforceability thereof may be affected by bankruptcy, insolvency, moratorium, fraudulent transfer and other similar laws affecting the rights and remedies of creditors generally.

                 c. Borrower and Obligor hereby further represent and warrant that their respective partnership agreements, as well as the articles of incorporation and bylaws of their respective general partners, have not been amended or modified since the date the Loan Agreement was signed.

         13. Loan Documents Remain in Effect; References to Loan Documents. Except as expressly amended by this Agreement, the Loan Agreement, Note, and Security Documents shall remain in full force and effect. Lender, Borrower, and Obligor agree that all references to the Loan Agreement in any of the Loan Documents or any other agreements between Lender and Borrower shall mean the Loan Agreement as amended by this Agreement.

         14. Termination of SoGen Revolving Loan Agreement. Borrower, Obligor and Lender acknowledge and agree that the Revolving Loan Agreement between Borrower and SoGen dated October 14, 1994 ("Revolving Loan Agreement"), the Credit Note executed by Borrower in favor of SoGen dated October 14, 1994 ("Credit Note"), and all security therefor ("Revolving Loan Security"), has been terminated by SoGen, and that SoGen has not assigned any rights or obligations thereunder to Lender. Neither Borrower, Obligor nor Lender shall have any obligation to any other party hereto with respect to such Revolving Loan Agreement, Credit Note, or Revolving Loan Security.

         15.     Miscellaneous.

                 a. Modification. This Agreement may not be modified in any manner except by written agreement signed by all of the parties hereto.

                 b. No Waiver. No course of dealings heretofore or hereafter among Borrower, Obligor and Lender or any failure on the part of Lender in exercising any rights or remedies under this Agreement or any existing by law shall operate as a waiver of any right or remedy of Lender with respect to any obligations owed to it, and no single or partial exercise of any right or remedy hereunder shall operate as a waiver or a preclusion to the exercise of any other rights or remedies that Lender may have under any other document.

                 c. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision and the remaining provisions of this Agreement.

                 d.       Governing Law.   This Agreement shall be governed by
         and construed in accordance with the laws of the State of New York, excluding its conflict of law rules.

                 e. Agents, Successors, and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their agents, successors and assigns.

                 f. Counterparts. This Agreement may be executed in any number of counterparts and shall be a valid and binding agreement when all parties execute the original or a counterpart.

         EXECUTED as of the date set forth above.


         BORROWER:            VMIF/ANDEN WAYSIDE VENTURE, an Illinois general
                              partnership

                              By: VMIF WAYSIDE L.P., an Illinois limited partnership, general partner

                                      By:      VMIF WAYSIDE CORP., an Illinois
                                               corporation, general partner

                                               By: /s/ Robert G. Higgins
                                                   ----------------------------
                                               Printed Name: Robert G. Higgins
                                                            -------------------
                                               Title: Vice President
                                                      -------------------------

                              By:     VMIF WAYSIDE CORP., an Illinois
                                      corporation, general partner

                                      By: /s/ Robert G. Higgins
                                          -------------------------------------
                                      Printed Name: Robert G. Higgins
                                                    ---------------------------
                                      Title: Vice President
                                             ----------------------------------

                              Address:
                              --------
                              c/o Banyan Mortgage Investment Fund
                              150 South Wacker Drive, Suite 2900
                              Chicago, Illinois 60606
                              Telephone: 312-553-9800
                              Facsimile: 312-553-0450

                              With a copy to:

                              Shefsky & Froelich Ltd.
                              444 North Michigan Avenue
                              Chicago, Illinois 60611
                              Attention: Michael J. Choate, Esq.
                              Telephone: 312-836-4066
                              Facsimile: 312-527-5921

         OBLIGOR: VMIF/ANDEN SOUTHBRIDGE VENTURE, an Illinois general partnership

                              By:     VMIF SOUTHBRIDGE L.P., an Illinois
                                      limited partnership, general partner

                                      By:      VMIF SOUTHBRIDGE CORP., a
                                               Delaware corporation, general
                                               partner

                                               By: /s/ Robert G. Higgins
                                                   ----------------------------
                                               Printed Name: Robert G. Higgins
                                                             ------------------
                                               Title:  Vice President
                                                      -------------------------

                              By:     VMIF SOUTHBRIDGE CORP., a Delaware
                                      corporation, general partner

                                      By: /s/ Robert G. Higgins
                                          -------------------------------------
                                      Printed Name:  Robert G. Higgins
                                                    ---------------------------
                                      Title:  Vice President
                                             ----------------------------------

                              Address:
                              --------
                              c/o Banyan Mortgage Investment Fund
                              150 South Wacker Drive, Suite 2900
                              Chicago, Illinois 60606
                              Telephone: 312-553-9800
                              Facsimile: 312-553-0450

                              With a copy to:

                              Shefsky & Froelich Ltd.
                              444 North Michigan Avenue
                              Chicago, Illinois 60611
                              Attention: Michael J. Choate, Esq.
                              Telephone: 312-836-4066
                              Facsimile: 312-527-5921

         LENDER:     RGI HOLDINGS, INC., a Washington corporation

                              By: /s/ Kenneth L. Uptain
                                  ---------------------------------------------
                              Printed Name: Kenneth L. Uptain
                                           ------------------------------------
                              Title: President
                                     ------------------------------------------

                              Address:
                              --------
                              U.S. Bank Centre
                              1420 Fifth Avenue, 42nd Floor
                              Seattle, Washington 98101-2333
                              Telephone: 206-464-0200
                              Telecopy: 206-448-0404

                              With a copy to:

                              Davis Wright Tremaine
                              1501 Fourth Avenue
                              2600 Century Square
                              Seattle, Washington 98101-1688
                              Attention: Richard M. Rawson
                              Telephone: 206-628-7746
                              Telecopy: 206-628-7699

                                   EXHIBIT A

Amounts owed by Borrower as of April 30, 1996:

Principal balance as of 9/30/95:                           $6,360,000.00
Accrued interest 9/30/95 - 12/31/95:                         $287,701.66
                                                           -------------
         Principal plus capitalized interest:              $6,647,701.66

Accrued Interest from 1/1/96 - 1/30/96:
         6,647,701.66 x 14.5% x 30 days / 360 days =          $80,326.40
Accrued Interest from 1/31/96 - 4/30/96:
         6,647,701.66 x 14.25% x 91 days / 360 days =        $239,455.75
                                                           -------------
         Total accrued interest:                             $319,782.15

Legal Fees as of December 31, 1995                            $24,009.25

Late Fees ($6,360,000 + $607,483.81) x 4% =                  $278,699.35

Amounts to be paid by Borrower at Closing:

Accrued interest from 1/1/96 - 4/30/96:                      $319,782.15
Legal Fees:                                                   $24,009.25
Late Fees:                                                   $278,699.35
                                                           -------------
         Total to be paid at Closing:                        $622,490.75

Amounts owed by Borrower as of May 1, 1996:

Principal balance:                                         $6,647,701.66
Amount credited from SoGen at Closing:                       $250,000.00
                                                           -------------
         Principal balance after Closing:                  $6,397,701.66





                                   EXHIBIT B

AFTER RECORDING, RETURN TO:

Richard M. Rawson, Esq.
Davis Wright Tremaine
2600 Century Square
1501 Fourth Avenue
Seattle, Washington 98101-1688


================================================================================


                               AMENDMENT NO. 1 TO
                           DEED OF TRUST MODIFICATION
                     AND SUBSTITUTION OF TRUSTEE AGREEMENT


         THIS AMENDMENT NO. 1 TO DEED OF TRUST MODIFICATION AND SUBSTITUTION OF TRUSTEE AGREEMENT (this "Amendment") is made as of May 21, 1996, by and between VMIF/ANDEN SOUTHBRIDGE VENTURE, an Illinois general partnership, having an office in care of Banyan Management Corporation, 150 South Wacker Drive, Chicago, Illinois 60606 ("Grantor"); RGI HOLDINGS, INC., a Washington corporation, having an office at U.S. Bank Centre, 1420 Fifth Avenue, 42nd Floor, Seattle, Washington 98101-2333 ("Beneficiary/Assignee"); and STEWART TITLE AND ESCROW, INC., a Virginia corporation, having an address at 10505 Judicial Drive, Suite 300, Fairfax, Virginia 22030 ("Trustee").

                                R E C I T A L S

         WHEREAS, on January 11, 1995, Societe Generale, Southwest Agency, a U.S. agency of a French banking corporation, as beneficiary ("Assignor"), Grantor as grantor, and Trustee as trustee, made that certain Deed of Trust Modification and Substitution of Trustee Agreement subsequently recorded in Book 2214, Page 1978, of the real property records of Prince William County, Virginia (the "Modification"), which amended four deeds of trust, each of which was entitled Deed of Trust, Assignment of Rents and Security Agreement and dated as of September 21, 1992, and which were recorded in Book 1893, Page 577 [Goldblatt Parcel]; Book 1893, Page 542 [Clark Parcel]; Book 1893, Page 469 [Williams Parcel]; and Book 1893, Page 505 [Possum Point Parcel]; of the real property records of Prince William County, Virginia (collectively, the "Deeds of Trust"); and

         WHEREAS, Grantor executed and delivered the Deeds of Trust, the Modification, and other documents relating thereto in exchange for valuable consideration given to Grantor by





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

VMIF/Anden Wayside Venture, an Illinois general partnership ("Wayside"), the maker of certain obligations secured by the Deeds of Trust, as amended by the Modification; and

         WHEREAS, on May 21, 1996, immediately prior to the making of this Amendment, Assignor transferred, conveyed, and assigned to Beneficiary/Assignee, and Beneficiary/Assignee accepted from Assignor, all of Assignor's rights, title and interest in and to the Modification and the loan and loan documents to which the Modification relates; and

         WHEREAS, Grantor and Beneficiary/Assignee desire to amend and correct the Modification.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby covenant and agree for themselves and their respective heirs, personal representatives, successors, and assigns as follows:

                               A G R E E M E N T

         16. The following definition shall replace the definition of "Contracts" within the section entitled, "Certain Definitions," at page 4 of the Modification:

                          "Contracts" means any and all contracts now in effect
                 and/or hereafter entered into with respect to the Premises and/or any part or parts thereof.

         17. The following definition shall be added to the Modification within the section entitled, "Certain Definitions," at page 4 of the
Modification:

                          "Property" means the real property legally described
on Exhibit A attached hereto.

         18. The following definition shall be added to the Modification within the section entitled, "Certain Definitions," at page 4 of the
Modification:

                          "Restated Note" means the note given by Wayside to
                 Beneficiary that modifies, amends, extends, and restates in its entirety the Amended Note.

         19. At page 5 of the Modification, the words "Mortgaged Mortgaged Property" shall be replaced by the words "Mortgaged Property."

         20. The word "Grantor" shall be replaced by the word "Wayside" in the following places in the Modification:

                 a.       Line 3, page 3; and

                 b.       The definition of "New Loan Agreement" at page 4.

         21. The Modification amends the Deeds of Trust. The Modification does not merge the four Deeds of Trust into a single deed of trust. The Deeds of Trust comprise four separate and distinct Deeds of Trust, as amended by the Modification.

         22. The Modification, this Amendment, and all other prior amendments and modifications to the Deeds of Trust do not affect the priorities of the liens perfected by the recordation of the Deeds of Trust.

         23.     This Amendment may be executed and delivered in counterparts.

         24. Grantor hereby acknowledges and reaffirms its representations, warranties, covenants, and obligations under the Deeds of Trust, as amended by the Modification, as amended hereby.

         IN WITNESS WHEREOF, this Amendment has been duly executed by Grantor, Beneficiary/Assignee, and Trustee.


GRANTOR: VMIF/ANDEN SOUTHBRIDGE VENTURE, an Illinois general partnership

                               By:      VMIF SOUTHBRIDGE L.P., an Illinois
                                        limited partnership, a general partner

                                        By:     VMIF SOUTHBRIDGE CORP., a
                                                Delaware corporation, its
                                                general partner

                                                By /s/Robert G. Higgins
                                                   ----------------------------
                                                Name:  Robert G. Higgins
                                                      -------------------------
                                                Title: Vice President
                                                       ------------------------

                               By:      VMIF SOUTHBRIDGE CORP., a Delaware
                                        corporation, a general partner

                                        By:     /s/ Robert G. Higgins
                                                -------------------------------
                                        Name:   Robert G. Higgins
                                              ---------------------------------
                                        Title:  Vice President
                                               --------------------------------

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BENEFICIARY/ASSIGNEE:             RGI HOLDINGS, INC.



                                  By:      /s/ Kenneth L. Uptain
                                           ------------------------------------
                                           Kenneth L. Uptain
                                           President


TRUSTEE: STEWART TITLE AND ESCROW, INC., a Virginia corporation



                                  By:      /s/ Lisa Overton
                                           ------------------------------------
                                           Lisa Overton
                                           Senior Vice President

STATE OF ILLINOIS                          )
                                           )  ss.
COUNTY OF COOK                             )


         On this _____ day of May, 1996, before me, a Notary Public in and for the State of Illinois, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who signed this instrument; on oath stated that he was authorized to execute the instrument as the ____________________________ of VMIF SOUTHBRIDGE CORP., general partner of VMIF SOUTHBRIDGE L.P., general partner of VMIF/ANDEN SOUTHBRIDGE VENTURE, and acknowledged said instrument to be his free and voluntary act and deed, as partner, for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


                                        _______________________________________
                                        NOTARY PUBLIC in and for the State of
                                        Illinois, residing at _________________
                                        My appointment expires ________________
                                        Print Name ____________________________


STATE OF ILLINOIS                          )
                                           )  ss.
COUNTY OF COOK                             )


         On this _____ day of May, 1996, before me, a Notary Public in and for the State of Illinois, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who signed this instrument; on oath stated that he was authorized to execute the instrument as the ____________________________ of VMIF SOUTHBRIDGE CORP., general partner of VMIF/ANDEN SOUTHBRIDGE VENTURE, and acknowledged said instrument to be his free and voluntary act and deed, as partner, for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.



                                        ________________________________________
                                        NOTARY PUBLIC in and for the State of
                                        Illinois, residing at _________________
                                        My appointment expires ________________
                                        Print Name ____________________________


STATE OF WASHINGTON                        )
                                           )  ss.
COUNTY OF KING                             )


         On this _____ day of May, 1996, before me, a Notary Public in and for the State of Washington, personally appeared Kenneth Uptain, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the President of RGI HOLDINGS, INC., to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.



                                        _______________________________________
                                        NOTARY PUBLIC in and for the State of
                                        Washington, residing at _______________
                                        My appointment expires ________________
                                        Print Name ____________________________


STATE OF VIRGINIA                          )
                                           )  ss.
COUNTY OF ______________                   )


         On this _____ day of May, 1996, before me, a Notary Public in and for the State of Virginia, personally appeared Lisa Overton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that she was authorized to execute the instrument, and acknowledged it as the Senior Vice President of STEWART TITLE AND ESCROW, INC., to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.



                                        _______________________________________
                                        NOTARY PUBLIC in and for the State of
                                        Virginia, residing at _________________
                                        My appointment expires ________________
                                        Print Name ____________________________





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